Exhibit 99.2

 South Plains Financial  Earnings Presentation  Fourth Quarter, 2020  1

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our estimated financial results for the quarter and year ended December 31, 2020, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the SEC, including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

Today's Speakers



Curtis C. Griffith
Chairman & Chief Executive Officer

- Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979
- Elected Chairman of the First State Bank of Morton board in 1984
- Chairman of the Board of City Bank and the Company since 1993



Cory T. Newsom
President

- Entire banking career with the Company focused on lending and operations
- Appointed President and Chief Executive Officer of the Bank in 2008
- Joined the Board in 2008



Steven B. Crockett
Chief Financial Officer & Treasurer

- Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas
- Appointed Chief Financial Officer in 2015
- Controller of the Bank and the Company for 14 and 5 years respectively



Brent A. Bates
City Bank's Chief Credit Officer

- Joined City Bank in February 2020
- Division Credit Officer for Simmons First National Corp
- EVP and Chief Credit Officer of Southwest Bancorp, Inc.

South Plains Financial, Inc.
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Fourth Quarter and Full Year 2020 Highlights

Parent Company of City Bank, a leading Texas-based community bank headquartered in Lubbock, TX

One of the largest independent banks headquartered in West Texas

$3.6 Billion in Total Assets as of December 31, 2020



Santa Fe
Albuquerque
New Mexico
Ruidoso
El Paso
Lubbock
Midland
Odessa
Texas
Ft. Worth
Dallas
Bryan / College Station
Austin
San Antonio
Houston
40
25
20
30
35
45
10
SPFI Branches (25)
653 FTE Employees
as of Dec. 31, 2020

NASDAQ: SPFI 4Q'20 Highlights

- ✓ Net Income of $15.9 million, compared to $16.7 million in 3Q’20 and $10.1 million in 4Q’19
- ✓ Diluted earnings per share of $0.87, compared to $0.92 in Q3’20 and $0.55 in 4Q’19
- ✓ Pre-Tax, Pre-Provision income of $20.0 million, compared to $26.9 million in 3Q’20 and $13.7 million in 4Q’19
- ✓ Provision for loan loss of $141 thousand, compared to $6.1 million in Q3’20 and $896 thousand in 4Q’19
- ✓ Average cost of deposits declined 3 bps to 31 bps, compared to 34 bps in 3Q’20 and 98 bps in 4Q’19
- ✓ Net Interest Margin of 3.64%, compared to 3.82% in 3Q’20 and 4.03% in 4Q’19

Full Year 2020 Highlights

- ✓ $3.6 billion in total assets, compared to $3.2 billion at 12/31/19
- ✓ Net Income of $45.4 million, compared to $29.2 million in 2019
- ✓ Diluted earnings per share of $2.47, compared to $1.71 in 2019
- ✓ Efficiency ratio of 63.0%, compared to 75.3% in 2019
- ✓ Tangible Book value per share of $18.97 at year end 2020, compared to $15.46 at year end 2019
- ✓ Return on Average Assets of 1.31%, compared to 1.04% in 2019

Source: Company documents

Note: Pre-tax, pre-provision income is a non-GAAP measure. See appendix for the reconciliation to GAAP

South Plains Financial, Inc.
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 2020 Highlights  5  Source: Company documents  Annual Trends$ in Millions  Tangible Book Value Per Share  Efficiency Ratio  Total Assets  Pre-Tax, Pre-Provision Earnings  15.2%CAGR  14.8%CAGR

 Loan Portfolio    6  Total Loans decreased $66.7 million compared to 3Q’20Decrease in total loans during the quarter was due primarily to:$41.8 million in forgiveness and paydowns on PPP loans$28.0 million in pay downs on seasonal agricultural production loansEarly payoff of a $16.0 million state and municipality loan4Q’20 loan yield of 5.11%; a decrease of 17 bps compared to 3Q’20 excluding PPP loans  4Q’20 Highlights  Total Loans Held for Investment$ in Millions  Source: Company documents

 Loan Portfolio    7  Portfolio Composition  (Dollars in thousands)      Loan Portfolio     4Q’20  Commercial C&D  $   89.5  Residential C&D      166.1   CRE Owner/Occ.    208.5  Other CRE Non Owner/Occ.      435.5   Multi-Family      66.7   C&I      276.4   Agriculture      175.2   1-4 Family      360.3   Auto      205.8   Other Consumer      67.6   PPP      170.0            Total  $  2,221.6   Source: Company documents

COVID-19 Loan Modifications – Updated (As of December 31, 2020)

Active Loan Modifications

(Dollars in thousands) Loan Segment	Total Balance	# of Active Loan Mods	Active Mods	Mod % of Segment
Hospitality	$ 123,495	11	$ 56,943	46.1%
Hotels (Under Construction)	14,998	-	-	0.0%
All Other CRE	520,706	3	638	0.1%
Oil & Gas	64,007	7	270	0.4%
Restaurant & Retail - Owner Occ.	90,515	7	1,911	2.1%
All Other Commercial	509,618	9	2,422	0.5%
Residential Real Estate	360,315	6	365	0.1%
Consumer	273,435	72	1,529	0.6%
Residential Construction	94,494	-	-	0.0%
Paycheck Protection Program ("PPP")	170,000	-	-	0.0%
Total	$ 2,221,583	115	$ 64,078	2.9%

Highlights

- ✓ The Company has taken an aggressive and proactive approach to managing credit in light of the economic uncertainty caused by the ongoing COVID-19 pandemic
- ✓ Customers were offered a range of loan modifications with six months interest only being the preferred option by the Bank
- ✓ Active modifications do not include loans that were previously modified but where the first scheduled payment post-modification has not been made
- ✓ Active modifications as a percent of loans held for investment have declined from 5.4% at September 30, 2020 to 2.9% at December 31, 2020

Source: Company documents

South Plains Financial, Inc.

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COVID-19 Loan Modifications – Updated (As of December 31, 2020)

- ✓ Other modifications were primarily hotel loans that had interest-only periods of 12 months or a combination of a 90 day deferral and 9 months of interest-only
- ✓ Hospitality has the highest modification status at 46.1% of loans in that segment, due to the potential long-term stress in the industry

(Dollars in thousands)	Modification Type				
Loan Segment	6 month Interest Only	90 Day Deferral	Consumer & Mortgage	Other	Total
Hospitality	$ -	$ -	$ -	$ 56,943	$ 56,943
Hotels (Under Construction)	-	-	-	-	-
All Other CRE	237	-	-	401	638
Oil & Gas	115	38	-	117	270
Restaurant & Retail - Owner Occ.	597	-	-	1,314	1,911
All Other Commercial	93	70	-	2,259	2,422
Residential Real Estate	-	186	179	-	365
Consumer	-	-	1,529	-	1,529
Residential Construction	-	-	-	-	-
Paycheck Protection Program ("PPP")	-	-	-	-	-
Total	$ 1,042	$ 294	$ 1,708	$ 61,034	$ 64,078
% of Loans	*0.1%*	*0.0%*	*0.1%*	*2.7%*	*2.9%*

Note: Other reflects loan deferrals classified under the CARES Act Section 4013
Source: Company documents

South Plains Financial, Inc.
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Select Loan Industry Concentration Detail

As of December 31, 2020

Hospitality

- Total operating hospitality loans of $123 million*
- $15 million in hotels under construction, with unfunded commitments of $9 million
- 83% of balances are to limited service hotels
- 43% of operating hospitality classified; 2% is nonaccrual; < 0.5% are 30 days or more past due
- ALLL on operating hospitality is 7.7%*

* Does not include loans reported in construction and development

Hotels by Geography



El Paso, 30%
Dallas / Ft. Worth, 22%
Permian, 20%
Amarillo, 10%
Lubbock, 6%
Other, 12%

Direct Energy

- Total direct energy loans of $64 million
- 92% support services, 8% upstream
- Nearly 100% are located in Permian and Palo Duro Basins
- 12% of energy sector classified
- ALLL on energy sector is 5.3%

Energy Support Services by Type



Real Estate Secured, 13%
Other, 5%
Waste Water, 5%
Compression, 49%
Exploration, 7%
Production, 21%

Source: Company documents

South Plains Financial, Inc.
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Noninterest Income    11  Noninterest Income$ in Millions  4Q’20 Highlights  Noninterest income of $26.2 million, compared to $16.7 million in 4Q’19Revenue from mortgage banking activities:Improved $10.3 million based on an increase of 146% in production in 4Q’20 compared to 4Q’19Declined $4.5 million as a result of lower interest rate lock commitments in 4Q’20 compared to 3Q’20Fee income primarily driven by mortgage operations, debit card and other bank service charge income, and income from insurance, trust and investment services business  Source: Company documents

 Diversified Revenue Stream  Twelve Months Ended December 31, 2020    12  Total Revenues$223.9 million  Noninterest Income$101.6 million    Source: Company documents

 Net Interest Income and Margin    13  Net Interest Income & Margin$ in Millions  4Q’20 Highlights  Net interest income of $30.4 million, compared to $28.6 million in 4Q’19The increase as compared to 4Q’19 was a result of:$523 million rise in average interest-earnings assets primarily from the WTSB acquisition and PPP loans Partially offset by a decrease in overall rates starting in 1Q’204Q’20 NIM of 3.64% - decrease of 18 bps compared to 3Q’20:17 bps decline in non-PPP loan yield7 bps lower due to sub debt issuance  Source: Company documents

 Deposit Portfolio  14  Total Deposits$ in Millions  4Q’20 Highlights  Total Deposits of $2.97 billion at 4Q’20, an increase of $30.5 million from 3Q’20Cost of interest-bearing deposits declined in 4Q’20 to 45bps from 106bps in 4Q’19Noninterest-bearing deposits represented 30.8% of deposits in 4Q’20, compared to 30.8% in 3Q’20 and 29.3% in 4Q’19  Source: Company documents

 Credit Quality    15  4Q’20 Highlights  Credit Quality Ratios  Recorded a $141 thousand provision for loan losses in 4Q’20 as compared to $6.1 million in 3Q’20 as the result of modest improvements in the economy and a decline in loans actively under a modificationTotal classified loans decreased $6 million in 4Q’20Nonperforming assets and net loans charged-off during quarter had a small decrease in 4Q’20 compared to 3Q’20  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents

 Investment Securities    16  4Q’20 Highlights  Investment Securities totaled $803.1 million at 4Q’20, an increase of $76.8 million from 3Q’20All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  4Q’20 Securities Composition  $803.1mm  Securities & Cash$ in Millions  Source: Company documents

 Noninterest Expense and Efficiency  17  Noninterest Expense$ in Millions  4Q’20 Highlights  Noninterest expense for 4Q’20 increased from 4Q’19 primarily due to an increase of $3.7 million in commissions and higher variable expenses related to strong mortgage activityManagement continues to focus on reducing fixed expenses to drive improved profitability  Note: Adjusted Efficiency Ratio is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Balance Sheet Highlights$ in Millions  Balance Sheet Growth and Development    18  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Strong Capital Base    19  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets is a non-GAAP measure. See appendix for the reconciliation to GAAP

 Appendix  20

 Non-GAAP Financial Measures    21    As of and for the quarter ended                               December 31,2020       September 30,2020       June 30,2020       March 31,2020       December 31,2019    Efficiency Ratio                                            Noninterest expense  $  36,504     $  35,993     $  35,207     $  34,011     $  31,714                                             Net interest income  $  30,365     $  31,273     $   30,448     $   30,199     $   28,624  Tax equivalent yield adjustment     336        322        290        145        133  Noninterest income     26,172        31,660        24,896        18,875        16,740  Total income  $   56,873     $   63,255     $   55,634     $   49,219     $   45,497                                              Efficiency ratio     64.19%      56.90%      63.28%      69.10%      69.71%                                             Noninterest expense  $  36,504     $  35,993     $  35,207     $  34,011     $  31,714  Less:  net loss on sale of securities     -        -        -        -        (27)  Adjusted noninterest expense     36,504        35,993        35,207        34,011        31,687                                             Total income  $   56,873     $   63,255     $   55,634     $   49,219     $   45,497  Less:  net gain on sale of securities     -        -        -        (2,318)        -  Adjusted total income  $   56,873     $   63,255     $   53,634     $   46,901     $   45,497                                             Adjusted efficiency ratio     64.19%        56.90%        63.28%        72.52%        69.65%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  15,924     $  16,731     $  5,615     $  7,083     $  10,109  Income tax expense     3,968        4,147        1,389        1,746        2,645  Provision for loan losses     141        6,062        13,133        6,234        896                                             Pre-tax, pre-provision income  $  20,033     $  26,940      $  20,137     $  15,063     $  13,650  Source: Company documents

 Non-GAAP Financial Measures    22    As of             December 31,2020       December 31,2019    Tangible common equity                 Total common stockholders' equity  $  370,048     $  306,182  Less:  goodwill and other intangibles     (27,070)        (27,389)                    Tangible common equity  $  342,978     $  278,793                    Tangible assets                 Total assets  $  3,599,160     $  3,237,167  Less:  goodwill and other intangibles     (27,070)        (27,389)                    Tangible assets  $  3,572,090     $  3,209,778                    Shares outstanding     18,076,364        18,036,115                    Total stockholders' equity to total assets     10.28%        9.46%  Tangible common equity to tangible assets     9.60%        8.69%  Book value per share  $  20.47     $  16.98  Tangible book value per share  $  18.97     $  15.46  Unaudited$ in Thousands  Source: Company documents